UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33110	33-0889197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Saw Mill River Road Hawthorne, New York	10532
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Debt Resolve, Inc.

July 1, 2019

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2019, Bruce E. Bellmare, our Chief Executive Officer and Acting Chief Financial Officer, indicated his intention to step down from those positions on June 30, 2019, after having led our company for the past three years. Mr. Bellmare will also step down as a director of the Company, and become a consultant to the Company to assist in a successful management transistion.

A search has been initiated to find Mr. Bellmare’s successor. The Company will make an additional announcement at that time.

Raymond A. Conta remains CEO of Student Loan Care LLC, the Company’s majority owned subsidiary.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBT RESOLVE, INC.

Date: July 1, 2019	By:	/s/ William M. Mooney Jr.
William M. Mooney Jr.
Chairman of the Board
Debt Resolve, Inc.

3